UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

Medidata Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34387	13-4066508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

79 Fifth Avenue, 8th Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 918-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

2012 Salaries and Bonus Targets. On May 16, 2012, the compensation committee of the board of directors of Medidata Solutions, Inc. (the “Company”) approved 2012 salaries and target bonus amounts (the “2012 Bonus Plan”) for the Company’s named executive officers. The committee had previously established the performance criteria for the 2012 Bonus Plan, which is based 65% on the achievement of financial targets (revenue and EBITDAO) and 35% on growth of non-EDC product revenue and backlog.

The table below sets forth the 2012 salaries and bonus targets for the Company’s chief executive officer, principal financial officer and three most highly compensated executive officers other than the chief executive officer and principal financial officer:

Name	Office	2012 Salary	2012 Bonus Target
Tarek A. Sherif	Chairman and Chief Executive Officer	$435,000	$356,000

Glen M. de Vries	President	$435,000	$356,000

Cory Douglas	Chief Financial Officer	$320,000	$192,000

Steven I. Hirschfeld	Executive Vice President- Customer Operations	$309,000	$300,000

Lineene N. Krasnow	Executive Vice President- Product and Marketing	$309,000	$165,000

Stock Option and Restricted Stock Grants. On May 16, 2012, the compensation committee approved awards of stock options and restricted stock to the Company’s named executive officers pursuant to the Amended and Restated 2009 Long-Term Incentive Plan. The exercise price of the options is $27.97 per share (the closing price on the date of grant) and will vest in forty-eight (48) equal monthly installments over a four year period from the date of grant. The restricted stock, valued at $27.97 (the closing price on the date of grant), will vest in four equal annual installments beginning on the first anniversary of the date of grant.

The table below sets forth the number of stock options and shares of restricted stock awarded to the Company’s named executive officers:

Name	Office	Number of Options	Number of Shares of Restricted Stock
Tarek A. Sherif	Chairman and Chief Executive Officer	36,087	48,266

Glen M. de Vries	President	36,087	48,266

Cory Douglas	Chief Financial Officer and Executive Vice President- Compliance	15,638	20,916

Steven I. Hirschfeld	Executive Vice President- Customer Operations	16,440	21,988

Lineene N. Krasnow	Executive Vice President- Product and Marketing	6,015	8,045

Amended and Restated 2009 Long-Term Incentive Plan. As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2012 annual meeting of stockholders (the “Annual Meeting”) held on May 16, 2012, the Company’s stockholders approved an amended and restated 2009 Long-Term Incentive Plan (as amended and restated, the “Plan”), which increased the number of shares of common stock that the Company may issue under the Plan by 1,500,000 shares, from 2,500,000 under the original 2009 Long-Term Incentive Plan to 4,000,000 shares under the Plan.

Additional information regarding the Plan is contained in the Company’s Definitive Proxy Statement and the Supplement to the Proxy Statement, which were filed with Securities and Exchange Commission on April 9, 2012 and May 4, 2012, respectively, and are incorporated herein by reference. The summaries of the Plan in the Proxy Statement, Supplement to the Proxy Statement, and this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Plan, a copy of which was filed with the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 4, 2012, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting held on May 16, 2012, the stockholders took the following actions: (1) elected seven directors to serve on the board of directors until the Company’s next annual meeting of stockholders or until their respective successors have been elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “Say on Pay Vote”); (3) voted to approve the Company’s Amended and Restated 2009 Long-Term Incentive Plan; and (4) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. For more information about the foregoing proposals, see the Company’s proxy statement filed with the Securities and Exchange Commission on April 9, 2012, the relevant portions of which are incorporated herein by reference.

The number of shares of common stock entitled to vote at the Annual Meeting was 25,144,867. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 23,820,493. The voting results for each proposal are set forth below.

Proposal 1. Election of Directors

The seven director nominees who received the highest number of votes (all of the individuals listed below) were elected to the board of directors, and will serve as directors until the Company’s next annual meeting of stockholders or until their respective successors have been elected and qualified. The votes cast for or withheld with respect to each nominee and the number of broker non-votes with respect to each nominee were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tarek A. Sherif	20,854,109	1,149,325	1,817,059
Glen M. de Vries	20,843,857	1,159,577	1,817,059
Carlos Dominguez	20,469,016	1,534,418	1,817,059
Neil M. Kurtz, M.D.	20,840,770	1,162,664	1,817,059
George W. McCulloch	20,840,890	1,162,544	1,817,059
Lee A. Shapiro	20,821,584	1,181,850	1,817,059
Robert B. Taylor	20,819,906	1,183,528	1,817,059

Proposal 2. Advisory Vote on Executive Compensation (the Say on Pay Vote)

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative. There were 20,772,303 votes, or 94.4% of the total outstanding eligible votes, cast for this proposal, with 496,829 votes against it, 734,302 votes abstaining and 1,817,059 broker non-votes.

Proposal 3. Amended and Restated 2009 Long-Term Incentive Plan

Stockholders voted to approve the Company’s Amended and Restated 2009 Long-Term Incentive Plan. There were 15,495,602 votes, or 70.4% of the total outstanding eligible votes, cast for this proposal, with 5,785,386 votes against it, 722,446 votes abstaining and 1,817,059 broker non-votes.

Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The results of the voting included 22,576,489 votes for, 474,778 votes against, and 769,226 votes abstained.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1(1)	Medidata Solutions, Inc. Amended and Restated 2009 Long-Term Incentive Plan

(1)	Incorporated by reference to Exhibit 10.1 of Medidata Solutions, Inc.’s Current Report on Form 8-K filed on May 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIDATA SOLUTIONS, INC.

Date: May 18, 2012

	By:	/s/ MICHAEL I. OTNER
	Name:	Michael I. Otner
	Title:	General Counsel and Secretary